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                                                                        EX-99.B5
[GRAPHIC] Perspective Advisors                               APPLICATION FOR THE
                                                            PERSPECTIVE ADVISORS
                                                      FIXED AND VARIABLE ANNUITY
For application questions or assistance, please call
800/766-4683 (7:00 a.m. to 6:00 p.m. MT).                           USE DARK INK

[IMAGE]ANNUITANT INFORMATION

Name (print as desired in policy)                        Are you a U.S. citizen?
------------------------------------------------------             [] Yes  [] No
Social Security Number/Federal I.D.
--------------------------------------------------------------------------------
Date of Birth                     Age                          Sex
--------------------------------------------------------------------------------
Address (Number and Street)
--------------------------------------------------------------------------------
City                              State                        Zip
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Phone
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Policy Number (Home Officer Use Only)
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[IMAGE]JOINT ANNUITANT
(Optional)

Name                                                     Are you a U.S. citizen?
------------------------------------------------------            []  Yes  [] No
Social Security Number/Federal I.D.
--------------------------------------------------------------------------------
Date of Birth                                                       Relationship
--------------------------------------------------------------------------------



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THE OWNER (If other than Proposed Annuitant)

Name (print as desired in policy)                        Are you a U.S. citizen?
------------------------------------------------------             [] Yes  [] No
Social Security Number/Federal I.D.
--------------------------------------------------------------------------------
Date of Birth                     Age                          Sex
--------------------------------------------------------------------------------
Address (Number and Street)
--------------------------------------------------------------------------------
City                              State                        Zip
--------------------------------------------------------------------------------

JOINT OWNER [] (must be spouse of owner)

Name                                                     Are you a U.S. citizen?
------------------------------------------------------            []  Yes  [] No
Social Security Number/Federal I.D.
--------------------------------------------------------------------------------
Date of Birth                                                       Relationship
--------------------------------------------------------------------------------

[IMAGE]THE BENEFICIARY

(PRIMARY) NAME
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Date of Birth                                               Relationship
--------------------------------------------------------------------------------
CONTINGENT NAME
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Date of Birth                                             Relationship
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CAPITAL PROTECTION PROGRAM

Capital Protection Program?                               [] Yes       [] No

Which Guaranteed Option do you intend for the Capital Protection Program?
[]  1 year                                                []  3 year

No that you have determined which Guaranteed Option you intend to use, indicate below how you would like the balance of your initial investment allocated:



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[IMAGE]PREMIUM ALLOCATION
(Whole percentages - must total 100%)

_____% JNL (R) Aggressive Growth
_____% JNL Global Equities
_____% JNL/Alliance Growth
_____% JNL/JPM International & Emerging Markets
_____% JNL/PIMCO Total Return Bond
_____% JNL/Putnam Growth
_____% JNL/Putnam Value Equity
_____% Goldman Sachs/JNL Growth & Income
_____% Lazard/JNL Small Cap Value
_____% Lazard/JNL Mid Cap Value
_____% PPM America/JNL Money Market
_____% Salomon Brothers/JNL Balanced
_____% Salomon Brothers/JNL Global Bond
_____% Salomon Brothers/JNL High Yield Bond
_____% T. Rowe Price/JNL International Equity Investment
_____% T. Rowe Price/JNL Mid-Cap Growth
_____% JNL/S&P Conservative Growth II
_____% JNL/S&P Moderate Growth II
_____% JNL/S&P Aggressive Growth II
_____% JNL/S&P Very Aggressive Growth II
_____% JNL/S&P Equity Growth II
_____% JNL/S&P Equity Aggressive Growth II


Guaranteed Account Option
     1 year      %               3 year      %
            -----                       -----
Subsequent payment will be invested as indicated in Premium Allocation above unless the Company is otherwise instructed.

[IMAGE]PREMIUM PAYMENT

Initial premium with application                          $
                                                           ---------------------
IRC 1035 Exchange?                                        [] Yes          [] No

Will this annuity replace any existing life insurance or annuity?
[] yes      [] No     Details:
Company
        ------------------------------------------------------------------------
Policy No.
          ----------------------------------------------------------------------
Have you completed a State Replacement form (where required)/
[] Enclosed           [] Not required


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[IMAGE]ANNUITY TYPE

             Plan Type                              Type of Transfer
             ---------                              ----------------
[] Non - Tax Qualified                           [] IRC 1035 Exchange
[] IRA - Individual    Contribution year _____   [] Direct Transfer
[] IRA - Spousal       Contribution year _____   [] Direct Rollover
[] IRA - Custodial     Contribution year _____   [] Non-Direct Rollover
[] IRA - SEP           Contribution year _____   [] Trustee to Trustee Transfer

[]  401(k) Qualified Savings Plan
[]  HR-10 (KEOGH) Plans
[]  Other __________________

(not for AR, AZ, CO, FL, KY, NJ, PA) PERSPECTIVE ADVISORS)

[IMAGE]DOLLAR-COST AVERAGING
(Minimum $15,000)

I (We) authorize the Company to transfer the following amount as indicated below (min. $100). Transfers are available from all variable accounts and the one-year guaranteed account. (Check transfer frequency.) [] Monthly [] Quarterly [] Semiannually [] Annually
Please make the first transfer on __/__/19__ (m/d/y).
Source Fund
(One source fund only)
----------------------   -----------------------  $--------------------------
----------------------   -----------------------  $--------------------------
----------------------   -----------------------  $--------------------------
----------------------   -----------------------  $--------------------------

[IMAGE]REBALANCING

Rebalancing to begin on ___/___/___ (date) Rebalancing should occur:
[] Monthly         [] Quarterly         [] Semiannually       [] Annually



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[IMAGE]TELEPHONE TRANSFER/WITHDRAWAL PRIVILEGE

I (We) authorize and direct Jackson National Life Insurance Company (JNL) to act on instructions given by telephone from any person who can furnish proper identification. Telephone transfers/withdrawals are subject to the terms and provisions in the Prospectus. Neither JNL nor its agents or representatives who act on its behalf shall be subject to any claim, loss, liability, cost or expense in connection with a claim, loss, liability, cost or expense in connection with a telephone transfer/withdrawal if JNL or such other person acted on telephone instructions in good faith in reliance on this authorization. [INITIAL]

[IMAGE]PRE-AUTHORIZED CHECK
(Attach voided check)

I authorize JNL to withdraw $ __________________________________ starting
______________ (month), 19_____ from my checking account for future premiums to the Contract with the following frequency:
         [] Monthly                 [] 5th           or                [] 20th
         [] Quarterly (20th of January, April, July and October)

                   IMPORTANT: MAKE ALL CHECKS PAYABLE ONLY TO
                    JACKSON NATIONAL LIFE INSURANCE COMPANY

1. I (We) hereby represent to the best of my (our) knowledge and belief that each of the statements and answers contained above are full, complete and true.

2. The Social Security or taxpayer identification number shown above is certified to be correct.

3. I (We) understand that annuity premiums, benefits, and surrender values, if any, when based on the investment experience of a separate account of JNL, are variable and may be increased or decreased, and the dollar amounts are not guaranteed.

4. I (We) have been given a current Prospectus for this variable annuity and for each Series listed above.

5. The Contract I (we) have applied for is suitable for my (our) insurance investment objective, financial situation and needs.

6. I (We) understand that amounts payable from the Guaranteed Account Option under this Contract are subject to an interest rate adjustment if withdrawn or transferred prior to the end of the applicable guaranteed period.



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Dated and signed

at__________________________________________on ___________________19__________
         City                               State

Signature of Annuitant
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Signature of Owner if other than Annuitant                              Title
-----------------------------------------------------------------------------
Joint Owner or Joint Annuitant
-----------------------------------------------------------------------------


REGISTERED REPRESENTATIVE STATEMENT

Agent statement. To the best of my knowledge and belief, this application [] will [] will not replace any life insurance or annuities. I have complied with requirements for disclosure and/or replacement as necessary.

I certify that I am authorized and qualified to discuss the Contract herein applied for.

Agent Representative's Full Name (Please Print)       Phone No.
-----------------------------------------------------------------------------
Address                                               City              State
-----------------------------------------------------------------------------
Signature of Agent/Representative                     (ID#-FL only)      Date
-----------------------------------------------------------------------------
Broker/Dealer Name and No.                            Agent Number
-----------------------------------------------------------------------------

                                                      PERSPECTIVE ADVISORS


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            Application, funds and other paperwork should be sent to:
                      Jackson National Life Service Center
                     P.O. Box 378002, Denver, CO 80237-8002

                                  800/766-4683

                            For overnight deliveries:
                      Jackson National Life Service Center
                         8055 E. Tufts Avenue, 2nd Floor
                                Denver, CO 80237

         [Jackson National Life Insurance Company Registered Trademark]
                     Jackson National Life Insurance Company
                        Insuring you financial future.(R)
                         Home Office: Lansing, Michigan
                         http://www.jacksonnational.com